UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

AFFINITY GAMING, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7600

Herbst Gaming, LLC

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2011, Affinity Gaming, LLC (the “Company”) announced that due to flooding from the Missouri River, the Company has temporarily closed until further notice its Terrible’s St. Jo Frontier Casino riverboat in St. Joseph, Missouri.  The Company is closely monitoring the situation and will re-open Terrible’s St. Jo when it is certain that its patrons and employees will be completely secure.

A copy of the related press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release, dated June 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GAMING, LLC

Date: June 30, 2011	By:	/s/ MARC H. RUBINSTEIN
Marc H. Rubinstein
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release, dated June 29, 2011.